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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report April 4, 2006

                           RESOURCES CONNECTION, INC.

            Delaware                    0-32113                33-0832424
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

695 Town Center Drive, Suite 600, Costa Mesa, California          92626

        Registrant's telephone number, including area code (714) 430-6400

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On March 29, 2006, the Board of Directors of Resources Connection, Inc. (the "Company") received the voluntary resignation of John C. Shaw from its Board of Directors. Mr. Shaw submitted his resignation, to be effective April 3, 2006, in advance of the Company's mandatory retirement provision, requiring directors to retire at the end of their term upon reaching 72 years of age.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    RESOURCES CONNECTION, INC.

Date: April 4, 2006
                                                    By:  /s/ Stephen J. Giusto
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                                                         Stephen J. Giusto
                                                         Chief Financial Officer